UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K/A
                        (Amendment No. 1)

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): November 1, 2007



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    CURRENT REPORT ON FORM 8-K

Item 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Effective November 1, 2007, Pocono Community Bank, a Pennsylvania chartered bank ("Pocono"), merged with and into First Keystone National Bank (the "Bank"), the wholly owned subsidiary of First Keystone Corporation (the "Corporation").
The merger was consummated pursuant to an Agreement and Plan of Merger dated May 10, 2007, by and among the Corporation, the Bank and Pocono. The preceding is qualified in its entirety by reference to the merger agreement and a press release, which are attached as Exhibits 2.1 and Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

     The Corporation's Registration Statement on Form S-4 (Registration No. 333-145658), sets forth certain information regarding the merger, including certain information with respect to assets involved in the merger, the nature of any material relationships between Pocono and the Corporation or any officer or director of the Corporation, the nature of Pocono's business and the intended structure and operation of the combined Corporation created by the merger.


ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
             ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
             OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
             OFFICERS.

     Effective November 1, 2007, W. Peter Ahnert and John G. Gerlach were appointed to the Board of Directors of First Keystone Corporation (the "Corporation") and the Board of Directors of Corporation's wholly owned subsidiary, First Keystone National Bank (the "Bank").

     Mr. Gerlach was appointed as a Class A director to serve until the 2009 annual meeting of shareholders. Mr. Gerlach will serve on the Loan Administration, Marketing, and Building committees of the board of directors of the Bank.

     Mr. Ahnert was appointed as a Class B director to serve until the 2010 annual meeting of shareholders. Mr. Ahnert will serve on the Loan Administration, Marketing, and Building committees of the board of directors of the Bank.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired

     Financial Statements required to be filed by this item shall be filed no later than 71 days after the date that this reports is required to be filed.



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(b)  Pro Forma Financial Information

     Financial Statements required to be filed by this item shall be filed no later than 71 days after the date that this reports is required to be filed.

(c)  Shell Company Transactions - NA

(d)  Exhibits

Exhibit Number      Description
______________      ___________

2.1 Agreement and Plan of Merger, dated as of May 10, 2007, by and among First Keystone Corporation, First Keystone National Bank and Pocono Community Bank (incorporated by reference to Annex A to the proxy statement/ prospectus on the Corporation's Registration Statement No. 333-145658 on Form S-4, originally filed on August 23, 2007).

99.1                Press release dated November 1, 2007.



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                            Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Dated:    December 28, 2007



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


Exhibit Number      Description
______________      ___________

2.1 Agreement and Plan of Merger, dated as of May 10, 2007, by and among First Keystone Corporation, First Keystone National Bank and Pocono Community Bank (incorporated by reference to Annex A to the proxy statement/ prospectus on the Corporation's Registration Statement No. 333-145658 on Form S-4, originally filed on August 23, 2007).

99.1                Press release dated November 1, 2007.



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